Exhibit 10.40

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
Supplemental Agreement No. 3
to
Purchase Agreement No. 3219
between
The Boeing Company
and
American Airlines, Inc.
Relating to Boeing Model 787-9 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 3, entered into as of February 1, 2013, (SA 3) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787-923 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the following:
    (i)    [****] pursuant to the terms and conditions set forth in Letter Agreement 6-1162-TRW-0664 of the Purchase Agreement, entitled “Aircraft Purchase Rights and Substitution Rights” (787 Purchase/Substitution Rights Letter). To reflect [****], Table 1(R1) to the Purchase Agreement will be deleted and replaced by both Table 1(R2) entitled “787-923 Aircraft Delivery, Description, Price and Advance Payments” and Table 2 entitled “787-8 Aircraft Delivery, Description, Price and Advance Payments” (Revised Table 1(R2) and Table 2).

    (ii)    Letter Agreement 6 1162 CL0 1032R1 entitled [****] is terminated and no longer of any further force and effect

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    (iii)    [****] in Letter Agreement 6-1162-TRW-0670 entitled “Miscellaneous Commitments for Model 787 Aircraft” of the Purchase Agreement (Original Miscellaneous Commitments Letter), to be reflected in Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” (Revised Miscellaneous Commitments Letter), in which the first paragraph of Article 1.13.1 as set forth in the Original Miscellaneous Commitments Letter will be replaced in the Revised Miscellaneous Commitments Letter with the following:
[****]
The Revised Miscellaneous Commitments Letter supersedes and replaces in its entirety the Original Miscellaneous Commitments Letter.
    (iv)    [****]
[****]
Letter Agreement 6-1162-TRW-0674R2 entitled “Business Considerations” (Revised Business Considerations Letter) will replace and supersede in its entirety both Letter Agreement 6-1162-TRW-0674 and Letter Agreement 6-1162-TRW-0674R1 to the Purchase Agreement.
    (v)    [****], to be reflected in Letter Agreement 6-1162-CLO-1047R1, entitled [****], in which the following changes to Letter Agreement 6-1162-CLO-1047, entitled [****] (Original [****] Letter) will be made:

    (1)    Articles 1.4 through 1.6 of the Original [****] Letter will be renumbered in the Revised [****] Letter as Articles 1.5 through 1.7

    (2)    The following new Article 1.4 will be added to the Revised [****] Letter to reflect the agreement of the parties [****]:
[****].
[****]
    (3)    The following sentence will be added to the end of Article 1.4 of the Original [****] Letter (as renumbered to Article 1.5 in the Revised [****] Letter) in the Revised [****] Letter to reflect agreement of the parties regarding the [****]:
[****]

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The Revised [****] Letter will supersede and replace in its entirety the Original [****] Letter.
    (vi)    Attachments A, B, and C to the 787 Purchase Rights/Substitution Letter, will be replaced and superseded in their entirety by Attachments A(R1), B(R1), and C(R1).

    (vii)    Letter Agreements to the Purchase Agreement 6-1162-CLO-1031R1 entitled [****] and 6-1162-TRW-0671 entitled [****] will be replaced and superseded in their entirety by [****].

    (viii)    A new Letter Agreement AAL-PA-3219-LA-08838 to the Purchase Agreement entitled [****] will provide for [****] Aircraft.

    (ix)    Letter Agreement 6-1162-TRW-0667R1 to the Purchase Agreement entitled [****], will supersede and replace in its entirety Letter Agreement 6-1162-TRW-0667.

    (x)    A new Letter Agreement AAL-PA-3219-LA-08836 to the Purchase Agreement entitled [****] will provide for the Performance Retention Commitment for the [****].

    (xi)    [****].

    (xii)    The “Table of Contents” to the Purchase Agreement will be deleted in its entirety and a revised “Table of Contents,” attached hereto will be substituted in lieu thereof to reflect the revisions and amendments effected by this SA 3.

    (xiii)    [****].
WHEREAS, Boeing and Customer desire to specify an order of precedence for assignment provisions within the Purchase Agreement, as further amended herein, and therefore Boeing and Customer have concurrently herewith executed Letter Agreement AAL-LA-1106678 entitled “Assignment Matters” (Assignment Letter); and
NOW THEREFORE, in consideration of the mutual covenants herein contained the parties agree to amend the Purchase Agreement through the concurrent execution of the Assignment Letter and this SA 3 to reflect the order of precedence for the assignment provisions and as follows:

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1. Table of Contents
The Table of Contents is deleted in its entirety and replaced with a revised Table of Contents, attached hereto, which sets forth the appropriate SA 3 references. The Table of Contents is hereby made part of the Purchase Agreement.
2. Basic Articles:
The basic articles are deleted in their entirety and new basic articles, attached hereto, are substituted in lieu thereof to effect the following revisions:
    a)    First Paragraph:
    1)    Replace reference to 787-923 with “787” aircraft.
    b)    Article 1 Quantity. Model, and Description.
    1)    Redefine the term “Aircraft” to mean a 787 aircraft;
    2)    Replace reference to Exhibit A with “Exhibit A(R1) and Exhibit A2”; and
    3)    Replace reference to Table 1 with references to Table 1(R2) and Table 2.
    c)    Article 2 Delivery Schedule, Article 3 Price, Article 4 Payment, and Article 5. Miscellaneous.
    1)    Replace all references to Table 1 with references to Tables1(R2) and Table 2.
    2)    Replace all references to Exhibit B with reference to Exhibit B(R1).
    d)    Article 5.3 BFE Variables.
    1)    Replace reference to Supplemental Exhibit BFE1 with “Supplemental Exhibit BFE(R1) and
Supplemental Exhibit BFE2”.
    e)    Article 5.4 Customer Support Variables.
    1)    Replace all references to Model 787-923 with “787” aircraft.
    f)    Article 5.5 Engine Escalation Variables.
    1)    [****]
    g)    Article 5.9 Defined Terms
    1)    Replace all references to Exhibit C with “Exhibit C(R1)”.
3. Tables
a) Table 1(R1) entitled “Aircraft Information Table—GENX” for the General Electric GENX engine is deleted in its entirety and replaced with a revised Table 1(R2) entitled “787-923 Aircraft Information Table—GENX”, attached hereto. Table 1(R2) is hereby made part of the Purchase Agreement.

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b) Table 2 entitled “787-8 Aircraft Information Table – GENX” is added and hereby made part of the Purchase Agreement.
4. Exhibits
a) Exhibit A entitled “Aircraft Configuration” is deleted in its entirety and replaced with a revised Exhibit A(R1) entitled “Aircraft Configuration for 787-923 Aircraft”, attached hereto. Exhibit A(R1) is hereby made part of the Purchase Agreement.
b) Exhibit A2 entitled “Aircraft Configuration for 787-8 Aircraft”, attached hereto, is hereby added and made part of the Purchase Agreement.
c) Exhibit B entitled “Aircraft Delivery Requirements and Responsibilities” is deleted in its entirety and replaced with a revised Exhibit B(R1), attached hereto. Exhibit B(R1) is hereby made part of the Purchase Agreement.
d) Exhibit C entitled “Defined Terms” is deleted in its entirety and replaced with a revised Exhibit C(R1), attached hereto. Exhibit C(R1) is hereby made part of the Purchase Agreement.
    5.    Supplemental Exhibits
a) Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with a revised BFE1(R1) entitled “Buyer Furnished Equipment Variables 787-923”, attached hereto. Supplemental Exhibit BFE1(R1) is hereby made part of the Purchase Agreement.
b) Supplemental Exhibit BFE2 entitled “Buyer Furnished Equipment Variables 787-8” is added in its entirety, attached hereto. Supplemental Exhibit BFE2 is hereby made part of the Purchase Agreement.
6. Letter Agreements
a) Letter Agreement No. 3219-05 entitled “Spare Parts Commitments” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 3219-05R1 is hereby made part of the Purchase Agreement.

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b) Letter Agreement No. 3219-06 entitled “Spare Parts Initial Provisioning” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 3219-06R1 is hereby made part of the Purchase Agreement.
c) Letter Agreement No. 3219-08 entitled “Open Configuration Matters” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 3219-08R1 is hereby made part of the Purchase Agreement.
d) Letter Agreement No. 6-1162-CLO-1031R1 entitled [****] is deleted in its entirety. Letter Agreement No. 6-1162-CLO-1031R1 is hereby withdrawn from the Purchase Agreement.
e) Letter Agreement No. 6-1162-CLO-1032R1 entitled [****] is deleted in its entirety since it is terminated and no longer of any further force and effect.
f) Letter Agreement No. 6-1162-CLO-1043 entitled “787 Inspection Process” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-CLO-1043R1 is hereby made part of the Purchase Agreement.
g) Letter Agreement No. 6-1162-CLO-1046R1 entitled [****] is deleted in its entirety. Letter Agreement No. 6-1162-CLO-1046R1 is hereby withdrawn from the Purchase Agreement.
h) Letter Agreement No. 6-1162-CLO-1047 entitled [****] is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-CLO-1047R1 is hereby made part of the Purchase Agreement.
i) Letter Agreement No. 6-1162-CLO-1049 entitled “CSI Matters” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. No. 6-1162-CLO-1049R1 is hereby made part of the Purchase Agreement.
j) Letter Agreement No. 6-1162-TRW-0664 entitled “Aircraft Purchase Rights and Substitution Rights”, inclusive of Attachments A, B, and C, is deleted in its entirety and replaced with a revised letter agreement (R1), inclusive of revised Attachments A(R1), B(R1) and C(R1). Letter Agreement No. 6-1162- TRW-0664R1 and Attachments A(R1), B(R1) and C(R1) are hereby made part of the Purchase Agreement.
k) Letter Agreement No. 6-1162-TRW-0667 entitled [****] is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-TRW-0667R1 is hereby made part of the Purchase Agreement.

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l) Letter Agreement No. 6-1162-TRW-0668 entitled [****] is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-TRW-0668R1 is hereby made part of the Purchase Agreement.
m) Letter Agreement No. 6-1162-TRW-0670 entitled “Miscellaneous Commitments for Model 787 Aircraft” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-TRW-0670R1 is hereby made part of the Purchase Agreement.
n) Letter Agreement No. 6-1162-TRW-0671 entitled [****] is deleted in its entirety. Letter Agreement No. 6-1162-TRW-0671 is hereby withdrawn from the Purchase Agreement.
o) Letter Agreement No. 6-1162-TRW-0672 entitled [****] is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-TRW-0672R1 is hereby made part of the Purchase Agreement.
p) Letter Agreement No. 6-1162-TRW-0673 entitled “Confidentiality” is deleted in its entirety and replaced with a revised letter agreement (R1). Letter Agreement No. 6-1162-TRW-0673R1 is hereby made part of the Purchase Agreement.
q) Letter Agreement No. 6-1162-TRW-0674R1 entitled “Business Considerations” is deleted in its entirety and replaced with a revised letter agreement (R2). Letter Agreement No. 6-1162-TRW-0674R2 is hereby made part of the Purchase Agreement.
r) Letter Agreement No. AAL-PA-3219-LA-08836 entitled [****] is added and is hereby made part of the Purchase Agreement.
s) Letter Agreement No. AAL-PA-3219-LA-08837 entitled [****] is added and is hereby made part of the Purchase Agreement.
t) Letter Agreement No. AAL-PA-3219-LA-08838 entitled [****] is added and is hereby made part of the Purchase Agreement.
7. Waiver.
[****]
8. Miscellaneous.
a) References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

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Original	Replacement
Table 1 and/or Table 1(R1)	Table 1(R2) and/or Table 2, as applicable
Exhibit A	Exhibit A(R1) and/or Exhibit A2, as applicable
Exhibit B	Exhibit B(R1)
Exhibit C	Exhibit C(R1).
Exhibit BFE1	Exhibit BFE1(R1) and/or Supplemental Exhibit BFE2, as applicable.
Letter Agreement No. 3219-05	Letter Agreement No. 3219-05R1
Letter Agreement No. 3219-06	Letter Agreement No. 3219-06R1
Letter Agreement No. 3219-08	Letter Agreement No. 3219-08R1
Original	Replacement
Letter Agreement No. 6-1162-CLO-1043	Letter Agreement No. 6-1162-CLO-1043R1
Letter Agreement No. 6-1162-CLO-1047	Letter Agreement No. 6-1162-CLO-1047R1
Letter Agreement No. 6-1162-CLO-1049	Letter Agreement No. 6-1162-CLO-1049R1
Letter Agreement No. 6-1162-TRW-0664	Letter Agreement No. 6-1162-TRW-0664R1
Attachments A, B, and C to Letter Agreement No. 6-1162-TRW-0664	Attachments A(R1), B(R1), and C(R1) to Letter Agreement No. 6-1162-TRW-00664R1
Letter Agreement No. 6-1162-TRW-0667	Letter Agreement No. 6-1162-TRW-0667R1
Letter Agreement No. 6-1162-TRW-0668	Letter Agreement No. 6-1162-TRW-0668R1
Letter Agreement No. 6-1162-TRW- 0670	Letter Agreement No. 6-1162-TRW-0670R1
Letter Agreement No. 6-1162-TRW-0672	Letter Agreement No. 6-1162-TRW-0672R1
Letter Agreement No. 6-1162-TRW-0673	Letter Agreement No. 6-1162-TRW-0673R1
Letter Agreement No. 6-1162-TRW-0674R1	Letter Agreement No. 6-1162-TRW-0674R2
Letter Agreements No. 6-1162-CLO-1031 and 6-1162-CLO-1031R1 and 6-1162-TRW-0671	Letter Agreement No. AAL-PA-3219-LA-08837
b) [****]

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The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this SA 3, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.
Its:	Attorney-In-Fact	Its:	VP Corporate Development and Treasurer

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TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2
1(R2).	787-923 Aircraft Information Table – GENX	SA-3
2.	787-8 Aircraft Information Table – GENX	SA-3

EXHIBIT
A(R1).	Aircraft Configuration for 787-923 Aircraft	SA-3
A2	Aircraft Configuration for 787-8 Aircraft	SA-3
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-923	SA-3
BFE2.	Buyer Furnished Equipment Variables-787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1.~~	[****]	SA-2
SLP1.	[****]

LETTER AGREEMENTS
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER

3219-04	[****]

3219-05R1	Spare Parts Commitments	SA-3

3219-06R1	Spare Parts Initial Provisioning	SA-3

3219-08R1	Open Configuration Matters	SA-3

~~6-1162-AKP-071R1~~	~~Purchase Obligations~~ Terminated per AAL-PA-1977-LA-1105595

~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595

6-1162-AKP-073R1	Accident Claims and Litigation

~~6-1162-CLO-1031R1~~	[****]	SA-2

	[****]	SA-3

~~6-1162-CLO-1032R1~~	[****]	SA-3

6-1162-CLO-1039	[****]

6-1162-CLO-1042	[****]

6-1162-CLO-1043R1	787 Inspection Process	SA-3

6-1162-CLO-1045R1	[****]	SA-2

~~6-1162-CLO-1046R1~~	[****] Withdrawn	SA-3

6-1162-CLO-1047R1	[****]	SA-3

~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2

6-1162-CLO-1049R1	CS1 Matters	SA-3

6-1162-TRW- 0664R1	Aircraft Purchase Rights and Substitution Rights	SA-3

	Attachment A(R1) – MADP Exercise Dates	SA-3

	Attachment B(R1) – QADP Exercise Dates	SA-3

	Attachment C(R1) – MADP & QADP Rights Aircraft	SA-3

~~6-1162-TRW-0665~~	~~Alternate Engine Selection~~	SA-2
~~6-1162-TRW-0666~~	~~Trent1000-J Powered 787-9 Performance Retention Commitment~~	SA-2

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS, Continued		SA NUMBER

6-1162-TRW-0667R1	[****]	SA-3

6-1162-TRW-0668R1	[****]	SA-3

6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3

~~6-1162-TRW-0671~~	[****] Withdrawn	SA-3

6-1162-TRW-0672R1	[****]	SA-3

6-1162-TRW-0673R1	Confidentiality	SA-3

6-1162-TRW-0674R2	Business Considerations	SA-3

AAL-PA-3219-LA-08836	[****]	SA-3

AAL-PA-3219-LA-08837	[****]	SA-3

AAL-PA-3219-LA-08838	[****]	SA-3

AAL-LA-1106678	Assignment Matters	SA-3

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BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER 3219
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 787 Aircraft

SA-3	Articles
P.A. No. 3219	Page 1
BOEING PROPRIETARY

Purchase Agreement No. 3219
between
The Boeing Company
and
American Airlines, Inc.
This Purchase Agreement No. 3219 dated as of February 1, 2013 between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and, solely for purposes of the sale by Boeing and purchase by Customer of Model 787 aircraft, amends the terms and conditions of the Aircraft General Terms Agreement dated as of October 31, 1997 between the parties, identified as AGTA-AAL (AGTA).
Article 1. Quantity, Model, and Description.
The aircraft to be delivered to Customer will be designated as Model 787 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A(R1) and Exhibit A2 in the quantities listed in Tables 1(R2) and 2 to this Purchase Agreement.
Article 2. Delivery Schedule.
The Scheduled Delivery Months of the Aircraft are as listed in the attached Tables 1(R2) and 2. Exhibit B(R1) describes certain requirements and responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
Article 3. Price.
3.1 Aircraft Basic Price. The Aircraft Basic Price [****] for each Aircraft is listed in Tables 1(R2) and 2.

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3.2 The Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Tables 1(R2) and 2.
3.3 Aircraft and Advance Payment Price Components. [****]
Article 4. Payment.
4.1 Deposit. Boeing acknowledges receipt of a deposit in the amount shown in Tables 1(R2) and 2 for each Aircraft (Deposit).
4.2 Advance Payments. [****]
4.3 Advance Payments Due. [****]
4.4 Payment of Balance. [****]
Article 5. Miscellaneous.
5.1 Aircraft Information Table. Tables 1(R2) and 2 contain and consolidate information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.
5.2 [****]
5.3 BFE Variables. Supplemental Exhibit BFE1(R1) and Supplemental Exhibit BFE2 to this Purchase Agreement contain vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document. [****]
5.4 Customer Support Variables. Information, training, support, materials, data, protections, goods and services furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1 (hereinafter referred to as Entitlements). Solely for purposes of the Aircraft, Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA shall be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement. [****]

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5.5 Engine Escalation Variables. [****]
5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).
5.7 Public Announcement. Boeing may make a public announcement regarding Customer’s purchase of the Aircraft only upon prior written approval of Boeing's press release by Customer. Customer may make such an announcement at its sole discretion.
5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.
5.9 Defined Terms. Exhibit C(R1) to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C(R1) to this Purchase Agreement or elsewhere in this Purchase Agreement.
Article 6. Confidential Treatment.
Customer and Boeing understand and agree that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer and Boeing agree to limit the disclosure of its contents to employees of Customer and Boeing with a need to know the contents for purposes of helping Customer and Boeing perform their obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party hereto.

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DATED AS OF FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.		THE BOEING COMPANY

BY:	/s/ American Airlines, Inc.	BY:	/s/ The Boeing Company

ITS:	VP Corporate Development	ITS:	Attorney In Fact
and Treasurer

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Table 1(R2) to Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-9	545000 pounds	Detail Specification:	[****]

Engine Model/Thrust: GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]

Airframe Price:	[****]	Engine Price Base Year/Escalation Formula:	[****]	[****]

]]][Optional Features:	[****]

Sub-Total of Airframe and Features:	[****]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[****]	Base Year Index (ECI):	[****]

Aircraft Basic Price (Excluding BFE/SPE):	[****]	Base Year Index (CPI):	[****]

Buyer Furnished Equipment (BFE) Estimate:	[****]	Engine Escalation Data:

		Base Year Index (ECI):	[****]

In-Flight Entertainment (IFE) Estimate:	[****]	Base Year Index (CPI):	[****]

Deposit per Aircraft:	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03219 61897-1F.TXT	Boeing Proprietary	SA-3, Table 1R(2), Page 1

Table 1(R2) to Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

AAL-PA-03219 61897-1F.TXT	Boeing Proprietary	SA-3, Table 1R(2), Page 2

Table 1(R2) to Purchase Agreement No. PA-03219
787-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2016	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[$70,965,000]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

Total:	30

AAL-PA-03219 61897-1F.TXT	Boeing Proprietary	SA-3, Table 1R(2), Page 3

Table 2 to
Purchase Agreement No. PA-03219
787-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	502,500 pounds	Detail Specification:	[****]

Engine Model/Thrust: GENX-1B70	69,800 pounds	Airframe Price Base Year/Escalation Formula:	[****]

Airframe Price:	[****]	Engine Price Base Year/Escalation Formula:	[****]

Optional Features:	[****]

Sub-Total of Airframe and Features:	[****]]	Airframe Escalation Data:]

Engine Price (Per Aircraft):	[****]	Base Year Index (ECI):	[****]

Aircraft Basic Price (Excluding BFE/SPE):	[****]	Base Year Index (CPI):	[****]

Buyer Furnished Equipment (BFE) Estimate:	[****]	Engine Escalation Data:]

		Base Year Index (ECI):	[****]

In-Flight Entertainment (IFE) Estimate:	[****]	Base Year Index (CPI):	[****]

Deposit per Aircraft:	[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[****]	[****]	[****]	Total [****]
[****]-2014	1	[****]	[****]	[****]	[****]	[****]	[****]	[$9,394,100]	[****]

[****]-2014	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[[****]	[****]	[****]	[****]	[****]]	[****]	[****]

[****]-2015	1	[****]	[[****]	[****]	[****]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]]	[****]	[****]	[****]	[****]

[****]-2015	1	[****]	[****]	[****]	[****]	[****]	[****]]	[****]	[****]

Total:	12

AAL-PA-03219 61918-1F.TXT	Boeing Proprietary	SA-3, Table 2, Page 1

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit A(R1) to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Exhibit A(R1)
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION
Dated as of the Effective Date
relating to
BOEING MODEL 787-923 AIRCRAFT
1. [****]

P.A. No. 3219	SA-3	Exhibit A(R1)
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit A2 to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Exhibit A2
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION
Dated as of the Effective Date
relating to
BOEING MODEL 787-8 AIRCRAFT
1. [****]

P.A. No. 3219	SA-3	Exhibit A2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit B(R1) to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Exhibit B(R1)
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 787 AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B(R1) documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1. GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.
1.1 Airworthiness and Registration Documents.
Not later than [****] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than [****] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2 Certificate of Sanitary Construction.
U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.
2. INSURANCE CERTIFICATES.
Insurance certificate requirements are defined in Article 8 of the AGTA.

P.A. No. 3219	SA-3	Exhibit B(R1), Page-1
BOEING PROPRIETARY

3. NOTICE OF FLYAWAY CONFIGURATION.
3.1 Flyaway Configuration Notice.
Not later than [****] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight. This configuration letter should include:
    (i)    the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

    (ii)    the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

    (iii)    any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.
The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.
3.2 Ferry Flight Information.
Customer will provide to Boeing at least [****] prior to delivery of each Aircraft:
(i) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(ii) a complete ferry flight itinerary.
4. DELIVERY ACTIONS BY BOEING.
4.1 Schedule of Inspections. [****]
4.2 Schedule of Demonstration Flights. [****]
4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

P.A. No. 3219	SA-3	Exhibit B(R1), Page-2
BOEING PROPRIETARY

4.3.1 [****]
[****]
4.4 [****]
4.5 [****]
4.6 Delivery Papers, Documents and Data. [****]
4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.
4.8 Standard Airworthiness Certificate. Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate [****]
5. DELIVERY ACTIONS BY CUSTOMER.
5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.
5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

P.A. No. 3219	SA-3	Exhibit B(R1), Page-3
BOEING PROPRIETARY

PURCHASE AGREEMENT DEFINITIONS
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Exhibit C(R1) to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Exhibit C(R1)
BOEING PROPRIETARY

PURCHASE AGREEMENT DEFINITIONS
Dated February 1, 2013
relating to
BOEING MODEL 787 AIRCRAFT
I. Definitions.
The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:
Advance Payments means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.
Advance Payment Base Price has the meaning set forth in Section 2.1.6 of the AGTA.
Affiliate, with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, control when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms controlling and controlled have meanings correlative to the foregoing.
AGTA has the meaning set forth in the recital of the Aircraft General Terms Agreement dated October 31, 1997 between Boeing and Customer.
Aircraft means any or all, as the context requires, of the Boeing Model 787 aircraft described in Tables 1(R2) and 2 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.
Aircraft Basic Price has the meaning set forth in Section 2.1.4 of the AGTA.
Aircraft Software has the meaning set forth in Part 1 of the Product Assurance Document.

P.A. No. 3219	SA-3	Exhibit C(R1), Page-1
BOEING PROPRIETARY

Aircraft Price has the meaning set forth in Section 2.1.7 of the AGTA.
Airframe Escalation Adjustment Document has the meaning set forth in Section 2.1.5 of the AGTA.
Airframe Price has the meaning set forth in Section 2.1.1 of the AGTA.
ATA has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.
Authorized Agent has the meaning set forth in Part 1 of the Product Assurance Document.
Average Direct Hourly Labor Rate has the meaning set forth in Part 1 of the Product Assurance Document.
BFE Provisions Document means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.
Boeing has the meaning set forth in the recital of the AGTA.
Boeing Product has the meaning set forth in Part 1 of the Product Assurance Document.
Buyer Furnished Equipment or BFE has the meaning set forth in Section 1.2 of the AGTA.
Correct or Correction has the meaning set forth in Part 1 of the Product Assurance Document.
Corrected Boeing Product has the meaning set forth in Part 1 of the Product Assurance Document.
Customer has the meaning set forth in the recital of the AGTA.
[****]
Deposit means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

P.A. No. 3219	SA-3	Exhibit C(R1), Page-2
BOEING PROPRIETARY

Detail Specification means the Detail Specification identified in Exhibit A(R1) and A2 to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.
Development Changes has the meaning set forth in Section 4.2 of the AGTA.
Direct Labor has the meaning set forth in Part 1 of the Product Assurance Document.
Direct Materials has the meaning set forth in Part 1 of the Product Assurance Document.
Documents has the meaning set forth in AGTA-AAL, within the first paragraph of section 1 of Part 3 of Exhibit B to the Customer Support Document.
Engine means each of the two engines installed on the Aircraft and identified on Tables 1(R2) and 2 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.
Engine Price has the meaning set forth in Section 2.1.3 of the AGTA.
[****]
Engine Supplier means the manufacturer of the Engine.
Escalation Adjustment has the meaning set forth in Section 2.1.5 of the AGTA.
Excusable Delay has the meaning set forth in Section 7.1 of the AGTA.
FAA means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.
Failed Component has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.
Failure has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.
Federal Aviation Regulations means the regulations promulgated by the FAA from time to time and any official interpretations thereof.

P.A. No. 3219	SA-3	Exhibit C(R1), Page-3
BOEING PROPRIETARY

Field Services has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.
Governmental Authority means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator, department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.
Governmental Regulations means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.
Interface Problem has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.
Manufacturer Change has the meaning set forth in Section 3.2.1 of the AGTA.
Operator Changes has the meaning set forth in Section 3.3.1 of the AGTA.
Optional Features means those Parts identified as optional features in the Detail Specification.
Optional Features Prices has the meaning set forth in Section 2.1.2 of the AGTA.
Parts means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise pursuant to the Purchase Agreement.
Performance Guarantees has the meaning set forth in Section 5.4 of the AGTA.

P.A. No. 3219	SA-3	Exhibit C(R1), Page-4
BOEING PROPRIETARY

Person means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
Policy has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.
Product Assurance Document means the Product Assurance Document attached to the AGTA as Exhibit C.
Proprietary Information has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
Proprietary Materials has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.
Purchase Agreement means Purchase Agreement No. 3219, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.
Scheduled Delivery Month means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.
Seller Furnished Equipment or SFE means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller furnished equipment.”
Seller Purchased Equipment or SPE means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as “seller purchased equipment.”
SLP Component has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.
Standard Airworthiness Certificate means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).

P.A. No. 3219	SA-3	Exhibit C(R1), Page-5
BOEING PROPRIETARY

Stipulated Rate has the meaning set forth in Section 1.3 of Letter Agreement No. 6-1162-TRW-0670R1.
Supplier Product has the meaning set forth in Part 1 of the Product Assurance Document.
Suppliers has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.
Taxes has the meaning set forth in Section 2.2 of the AGTA.
Type Certificate means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.
Warranty Inspections has the meaning set forth in Part 1 of the Product Assurance Document.
II. Interpretive Provisions.
When reference is made to an article, section, attachment, exhibit, schedule or supplement of the AGTA or a Purchase Agreement without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.

P.A. No. 3219	SA-3	Exhibit C(R1), Page-6
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit BFE1(R1) to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Supp. Ex. BFE1(R1)
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 787-923 AIRCRAFT
This Supplemental Exhibit BFE1(R1) contains vendor selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
Customer will select and notify Boeing of the suppliers of the following items by the following dates:

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]
2. Certification Document.
[****]
3. Import
Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.
4. Delivery Dates and Other Information
[****]

Item	Preliminary On-Dock Dates

P.A. No. 3219	SA-3	Supp. Ex. BFE1(R1) , Page-1
BOEING PROPRIETARY

Premium Class (PC) Seats	[****]

[****]	[****]

Lifevests	[****]

(As specified in Option Number )

Galley Meal Carts	[****]

(As specified in Option Number )

P.A. No. 3219	SA-3	Supp. Ex. BFE1(R1), Page-2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Supplemental Exhibit BFE2 to Purchase Agreement Number 3219

P.A. No. 3219	SA-3	Supp. Ex. BFE2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 787-8 AIRCRAFT
This Supplemental Exhibit BFE2 contains vendor selection dates, on-dock dates and other requirements applicable to the Aircraft.
1. Supplier Selection.
Customer will select and notify Boeing of the suppliers of the following items by the following dates:

[****]	[****]

[****]	[****]

[****]	[****]

[****]	[****]
2. Certification Document.
[****]
3. Import
Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.
4. Delivery Dates and Other Information
[****]

P.A. No. 3219	SA-3	Supp. Ex. BFE2, Page-1
BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

Premium Class (PC) Seats	[****]

[****]	[****]

Lifevests	[****]

(As specified in Option Number )

Galley Meal Carts	[****]

(As specified in Option Number )

P.A. No. 3219	SA-3	Supp. Ex. BFE2, Page-2
BOEING PROPRIETARY

3219-05R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Spare Parts Commitments

References:        a)    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

        b)        Customer Services General Terms Agreement No. 23-1 (CSGTA) between Boeing and Customer
This letter agreement (Letter Agreement) is entered into as of the date set forth below, and amends and supplements the CSGTA solely for purposes of Boeing 787 aircraft. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer’s purchase of the Aircraft, [****].
1. Definitions.
1.1 Customer’s Demand Date means the delivery date specified by Customer in its Order to Boeing for a Spare Part.
1.2 Customer Hold Time means the period of time between the date on which Boeing requests a decision, information or act related to a material issue from Customer and the date Customer provides such decision or information or performs such act. This includes, but is not limited to time expended (i) waiting for Customer’s clarification of missing order data or Customer’s approval of Boeing’s quote for goods or services, (ii) resolving order discrepancies or technical discrepancies, (iii) obtaining engineering decisions from Customer, (iv) waiting for receipt of a part which has been shipped to a location other than the designated Boeing service center, and (v) resolving any Boeing constraints on processing an Order due to the status of Customer’s credit with Boeing.

P.A. No. 3219	SA-3	L.A.3219-05R1
Spare Parts Commitment		Page 1
BOEING PROPRIETARY

1.3 Beyond Economic Repair or BER is the term applied to a part whose repair or overhaul [****]
1.4 Order Date means the date on which an Order is established in accordance with the provisions of the CSGTA.
1.5 Shelf Stock Part means at any time a Spares Prone Part that [****]
1.6 Spares Prone Part means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the Aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to, failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.
2. Delivery Commitment for New Spare Parts.
2.1 Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer’s initial provisioning for an Aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after the execution of this Letter Agreement, and are in continuous production for an aircraft model in production on the Order Date.
2.1.1 A Shelf Stock Part will ship either [****].
2.1.2 A Spares Prone Part that is not a Shelf Stock Part will ship either [****].
2.2 For Boeing Spare Parts not in continuous production on the Order Date, Boeing will expend reasonable efforts to meet Customer’s Demand Date.
3. Remedies Regarding Delivery.
3.1 If Boeing anticipates it will be unable to ship a Boeing Spare Part within the applicable commitment time described in Article 2.1, Boeing may take one or more of the following actions
3.1.1 [****]
3.1.2 [****]
3.1.3 [****]

P.A. No. 3219	SA-3	L.A.3219-05R1
Spare Parts Commitment		Page 2
BOEING PROPRIETARY

3.2 [****]
3.3 Subject to the limitations described in Article 3.4, if Boeing does not satisfy the requirements of Article 2.1 through one or more of the actions described in Article 3.1, [****]
3.4 The provisions of Article 3.3 will not apply to delay in delivery which is due to (i) the failure of Customer’s carrier to take possession of the Boeing Spare Parts, or (ii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.
3.5 [****]
4. Spare Part Price Escalation.
[****]
5. Spare Part Price Formula.
5.1 [****]
5.2. [****]
5.3 Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.
6.    Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.
6.1 [****] A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a Qualifying In-Production Spares Prone Part.
6.2 [****]
6.3 [****]
6.4 [****]
7. Remedies Regarding Processing Time.
7.1 [****]

P.A. No. 3219	SA-3	L.A.3219-05R1
Spare Parts Commitment		Page 3
BOEING PROPRIETARY

7.1.1 [****]
7.1.2 [****]
7.1.3 [****]
7.2 If as a result of an action described in Article 7.1, Boeing provides to Customer a suitable repaired or overhauled Qualifying In-Production Spares Prone Part within the commitment periods described in Article 6.2, or provides reimbursement in accordance with Article 7.1.3, and in either case, thereafter completes the applicable contract as soon as such repaired or overhauled part is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.
7.3 [****]
7.4 The provisions of Article 7.3 will not apply to delay in delivery which is due to (i) Customer Hold Time, (ii) the failure of Customer’s carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.
7.5 The remedies provided in this Article 7 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.
8. Substitution for Obsolete Spare Parts.
After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer’s fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer’s request), [****].
9. Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

P.A. No. 3219	SA-3	L.A.3219-05R1
Spare Parts Commitment		Page 4
BOEING PROPRIETARY

10. Further Discussions.
Boeing and Customer agree and understand that Customer may want to pursue other types of spares provisioning programs, which Boeing may offer now or in the future as well as a unique program, which Customer may suggest. Boeing agrees to enter into good-faith negotiations with Customer on the aforementioned topics.

Very truly yours, THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

P.A. 3219	SA-3	L.A.3219-05R1
Spare Parts Commitment		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3219-06R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	Spare Parts Initial Provisioning

References:	a)	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

	b)	Customer Services General Terms Agreement No. 23-1 (CSGTA) between Boeing and Customer
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.
In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.
1. Definitions.
Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), engines and engine parts.
Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.
2. Phased Provisioning.
2.1 Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.
2.2 Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.
2.3 Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about [****] after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until [****].
2.4 Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 2
BOEING PROPRIETARY

3. Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.
3.1 Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools, QEC kits, or engine spare parts, which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.
3.2 Prices of Initial Provisioning Spare Parts.
3.2.1 Boeing Spare Parts. [****]
3.2.2 Supplier Spare Parts. [****]
3.3 Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components, which could be included in the Standards kits, raw material kits, bulk materials kits and service bulletin kits, which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.
4. Delivery.
For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 3
BOEING PROPRIETARY

5. Substitution for Obsolete Spare Parts.
5.1 Obligation to Substitute Pre-Delivery. [****]
5.2 Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. [****]
6. Repurchase of Provisioning Items.
6.1 Obligation to Repurchase. [****]
6.2 Exceptions. [****]
6.3 Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. [****]
6.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. [****]
6.5 Price and Payment. [****]
6.6 Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 4
BOEING PROPRIETARY

7. Title and Risk of Loss.
Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.
8. Termination for Excusable Delay.
In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, [****].
9. Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours, THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A.3219-06R1
Spare Parts Initial Provisioning		Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

3219-08R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        Open Configuration Matters

Reference:        Purchase Agreement 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. Definitions.
[****]
[****]
[****]
2. Aircraft Configuration.
2.1 Initial Configuration 787-923.
2.1.1 The initial configuration of Customer's Model 787-923 Aircraft has been defined by Aircraft Configuration Specification 787B1-4102-Rev B, July 9, 2007 as described in Article 1 and Exhibit A(R1) of the Purchase Agreement (787-923 Aircraft Configuration). [****].
2.1.2 [****]
2.1.3 [****]
2.1.4 [****]
2.2 Final Configuration Schedule 787-923. [****].

P.A. No. 3219	SA-3	L.A. 3219-08R1
Open Configuration Matters		Page 1
BOEING PROPRIETARY

2.3 Initial Configuration 787-8.
2.3.1 The initial configuration of Customer's Model 787-8 Aircraft has been defined by Detail Specification 787B1-4102-Rev F, March 28, 2012 as described in Article 1 and Exhibit A2 of the Purchase Agreement (787-8 Aircraft Configuration). [****]
2.3.2 [****]
2.3.3 [****]
2.3.4 [****]
2.4 Final Configuration Schedule 787-8. [****]
3.    Effect on Purchase Agreement.
3.1 Basic Specification. Changes applicable to the basic Model 787-9 and to the Model 787-8 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraphs 2.2 and 2.4 above will be incorporated into the 787-923 Aircraft Configuration and the 787-8 Aircraft Configuration by written amendment.
3.2 Intentionally Omitted.
3.3 Performance Guarantees. [****]
3.4 Price Adjustments.
3.4.1 [****]
3.4.2 [****]
3.4.3 [****]
3.4.3.1 [****]
3.4.3.2 [****]

P.A. No. 3219	SA-3	L.A. 3219-08R1
Open Configuration Matters		Page 2
BOEING PROPRIETARY

Figure 1

Article 3.4.3.2 Table	787-923	787-8
[****]	[****]	[****]
3.4.3.3 [****]
4. Purchase Agreement Amendment.
4.1 Within [****] following final 787-923 and 787-8 Aircraft Configuration of the Boeing Model 787-923 and 787-8 Aircraft, Boeing and Customer will execute a separate written amendment to the Purchase Agreement for the Boeing Model 787-923 and 787-8 aircraft to reflect the following:
4.1.1 Incorporation of those Optional Features which have been agreed to by Customer and Boeing (Customer Configuration Changes) into Exhibit A(R1) (787-923 aircraft) and Exhibit A2 (787-8 aircraft) of the Purchase Agreement; and
4.1.2 [****]

P.A. No. 3219	SA-3	L.A. 3219-08R1
Open Configuration Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
5. Confidential Treatment.
The confidentiality of this Letter Agreement is governed by Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A. 3219-08R1
Open Configuration Matters		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-CLO-1043R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	787 Inspection Process

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. Inspection Process
The AGTA is hereby amended by adding the following new Section 5.6 immediately following Section 5.5 of the AGTA for the 787 Aircraft, the intent of which is to define the 787 inspection process [****]. Notwithstanding the foregoing, the representations, warranties, indemnities and agreements of Boeing made in the AGTA or the Purchase Agreement shall not be affected or deemed waived by reason of any investigation made by Customer pursuant to this Letter Agreement.
“5.6 Inspection Process.
5.6.1 787 Inspection Procedures.
The 787 customer inspection program is similar to other Boeing commercial customer inspection systems with modifications, which are required to support the shortened manufacturing cycle of the 787. [****]. Boeing will make available to Customer on a non-disruption and non-interference basis, access to the 787 Aircraft to perform certain Customer inspections, pursuant to the Customer Quality Support document in Attachment A hereto (which may be amended or supplemented from time to time), except as depicted in paragraph 5.6.2 below.

P.A. No. 3219	SA-3	L.A.6-1162-CLO-1043R1
787 Inspection Process		Page 1
BOEING PROPRIETARY

5.6.2 General.
CQS will facilitate Customer’s inspections of the 787 Aircraft during the manufacturing process through a standard set of hardware inspection opportunities, technical reviews, and data sharing. As an accommodation for the Customer, [****].”
2. Assignment
This Letter Agreement is being provided to Customer as an accommodation and cannot be assigned, in whole or in part, without the prior written consent of Boeing, which such consent shall not be unreasonably withheld or delayed.
3. Confidential Treatment.
Customer understands and agrees that certain commercial and/or financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as may be required by law or governmental regulations.

P.A. No. 3219	SA-3	L.A.6-1162-CLO-1043R1
787 Inspection Process		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
If the foregoing correctly sets forth your understanding or our agreement with respect to the matters set forth above, please indicate your acceptance and approval below. This Letter Agreement will become effective upon signature by Boeing and Customer.

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.
By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A.6-1162-CLO-1043R1
787 Inspection Process		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-CLO-1047R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. [****]
1.1 [****].
1.2 [****].
1.3 [****].
1.4 [****].
1.5 [****].
1.6 [****].
1.7 [****].
2. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1047R1
[****]		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
3. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1047R1
[****]		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-CLO-1049R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:        CS1 Matters

References:        (a) Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

        (b) Supplemental Exhibit CS1 entitled 787 Product Support Document
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
This letter sets forth terms and conditions, which are beyond Boeing’s normal product support offering as set forth in reference (b).
1. Part 1, paragraph 5.9 regarding Additional Terms and Conditions.
The following sentence is hereby added to the end of paragraph 5.9 of Part 1 of reference (b):
[****]
2. Part 2, paragraph 1.1 regarding Field Service Representation.
The following paragraph replaces and supersedes paragraph 1.1 of Part 2 of reference (b):
[****]

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1049R1
CS1 Matters		Page 1
BOEING PROPRIETARY

3. Part 2, par. 2.1.4 regarding Engineering Support Services.
The following paragraph replaces and supersedes paragraph 2.1.4 of Part 2 of reference (b):
[****]
4. Part 3, par. 6 regarding Revisions.
The following paragraphs are added after paragraph 6.1 of Part 3 of reference (b):
“6.2 [****]
6.3 [****]
6.4 [****]”
5. Part 3, par. 7 regarding Supplier Technical Data.
The following paragraphs are added following paragraph 7.3 of Part 3 of reference (b):
“7.4 [****]
7.5 [****]
7.6 Customer will be supplied with the following supplier technical data for repairable equipment:
(i) [****]
(ii) [****]
(iii) [****]
(iv) [****]
(v) [****]”
6. Part 6 regarding Other.
Part 6 entitled “Other” as set forth below is hereby added to reference (b).
“787 CUSTOMER SUPPORT DOCUMENT

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1049R1
CS1 Matters		Page 2
BOEING PROPRIETARY

PART 6: OTHER
1 Additional Technical Data and Documents.
[****]”
7. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1049R1
CS1 Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
8. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A. 6-1162-CLO-1049R1
CS1 Matters		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-TRW-0664R1
American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:        Aircraft Purchase Rights and Substitution Rights

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below, and constitutes a part of the Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto.
[****]
[****]
1. Definitions. Capitalized terms used herein and not defined pursuant to this Letter Agreement have the meanings set forth in the Purchase Agreement. The following terms, when used in capitalized form, have the following meanings:
Applicable Delivery Month means: (a) with respect to each Firm Aircraft, the Scheduled Delivery Month for such aircraft; (b) with respect to each Rights Aircraft [****]; (c) with respect to each [****] and specified to Customer pursuant to Section 4.2 hereof; and (d) with respect to each [****] specified therefore (or such other month in which a Delivery Position has been reserved for such aircraft in accordance with the procedures set forth in Section 4.3).
Applicable Purchase Agreement means: (a) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 787-923 or a 787-8, the Purchase Agreement, as may be supplemented, amended or modified, or (b) when used with respect to any Derivative made available for purchase by Customer, the purchase agreement executed and delivered pursuant to Section 8.2 hereof in connection with Customer's first purchase (if any) of such Derivative, as may be supplemented, amended or modified.

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 1
BOEING PROPRIETARY

Available Position means any Delivery Position that is available in Boeing's judgment for the delivery of a Rights Aircraft to Customer in connection with the exercise of a [****].
Available Introduction Position means an Introduction Position that is available in Boeing's judgment for the delivery of a Rights Aircraft or Substitute Aircraft (as the case may be) with an interior configuration not previously certified by the FAA.
Business Day means Monday through Friday, except for federal or state holidays.
Committed Month means the month reserved by Boeing and set forth in Attachment A(R1) (as may be subsequently revised) hereto for delivery of each [****].
Delivery Position means that portion of the production rate that is or may from time to time be allocated by Boeing or its Affiliate for the manufacture of a model 787 aircraft (or any Derivative or Successor) and delivery of such aircraft in a specified month.
Derivative means any airframe model that is a derivative of the model 787 (other than a model 787-8 or model 787-3) that is developed by Boeing or an Affiliate of Boeing subsequent to the date hereof.
Eligible Model means all or any combination thereof, as the context requires, of the following listed airframe model types, in each case manufactured in accordance with the applicable Detail Specification identified on Attachment C(R1) (as may be subsequently revised) hereto, as such Detail Specification may be modified from time to time in accordance with Article 4 of the AGTA or as otherwise mutually agreed to by Boeing and Customer:
    (a)    at any time, the Boeing model 787-923;
    (b)    in the case of the Boeing model 787-8, such model will be an Eligible Model:

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 2
BOEING PROPRIETARY

(i) [****]
(ii) [****]
(c) any Derivative or Successor Model from and after such time as it is deemed to be an Eligible Model in accordance with the provisions of Section 9 hereof.
Expiration Date [****]
Firm Advance Payments has the meaning set forth in Section 5.3 hereof.
Firm Aircraft means: (a) the [****] identified as of the date hereof on Tables 1(R2) and 2 to the 787 Purchase Agreement; and (b) any aircraft incorporated after the date hereof in an Applicable Purchase Agreement pursuant to Section 8 hereof.
Introduction Position means each Delivery Position for an Aircraft with an interior configuration not previously certified by the FAA that is designated by Boeing in the ordinary course of business as a customer introduction production position.
Launch Program means a program initiated by Boeing to design, manufacture and obtain FAA type certification for a new model type of aircraft (e.g., Model B797), or a new sub-model type of aircraft (e.g., Model 787-10). A Launch Program may require that certain conditions be met by customers ordering aircraft subject to the Launch Program, which may include but not be limited to: (i) minimum number of customers; (ii) engine availability; (iii) use of customers’ aircraft for certification and development purposes; (iv) additional restrictions on optional features available; and (v) restrictions on the availability of Delivery Positions for aircraft purchased pursuant to the exercise of certain purchase rights. Such conditions will no longer be applicable upon completion of the Launch Program.
[****]” as designated in Attachment A(R1) (as may be subsequently revised) hereto, provided that if any such date is not a Business Day, then such [****] shall be the next succeeding Business Day.
[****] has the meaning set forth in Section 4.1 hereof.
[****] has the meaning set forth in Section 2 hereof.

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 3
BOEING PROPRIETARY

Modified Exercise Notice means a notice delivered by Customer pursuant to Section 4.3(b) hereof.
Proposal Deposit means, with respect to each Eligible Model, that amount designated in Attachment C(R1) (as may be subsequently revised) hereto as the “[****]” for such model.
Purchase Agreement Supplement means any supplement to an Applicable Purchase Agreement, substantially in the form of Attachment D hereto or otherwise in form and substance reasonably satisfactory to Boeing and Customer, from time to time executed and delivered pursuant to Section 8.1.
Purchase Rights means, collectively, [****] granted pursuant hereto.
[****] means the “Rights Aircraft Exercise Lead Time Exercise Date” as designated in Attachment B(R1) (as may be subsequently revised) hereto, provided that if any such date is not a Business Day, then such [****] shall be the next succeeding Business Day.
[****] has the meaning set forth in Section 4.2 hereof.
[****] has the meaning set forth in Section 2 hereof.
Requested Delivery Month means such month(s) in which Customer desires delivery of a Rights Aircraft subject to a [****], as specified by Customer in a [****].
Rights Aircraft [****]
[****] has the meaning set forth in Section 4.3 hereof.
[****] has the meaning set forth in Section 2 hereof.
Substitute Aircraft means any aircraft which Customer has designated, pursuant to Section 5.1 hereof, to be delivered in lieu of a Firm Aircraft.
Substitution Notice has the meaning set forth in Section 5.1 hereof.
Successor Model means [****]

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 4
BOEING PROPRIETARY

Then Current Engine Price means the Engine Price of Rights Aircraft or Substitute Aircraft set by the Engine Supplier as of the date of execution of a Purchase Agreement Supplement entered into by Boeing and Customer.
[****]
2. [****]
3. Information.
3.1 [****]
3.2 [****]
3.3 Concurrently with the disclosure by Boeing or any Affiliate of Boeing to any other customer or potential customer of plans to study the development of a Derivative or a Successor Model, Boeing will make available to Customer information, in reasonable detail, regarding such Derivative or Successor Model, including, but not limited to, the product development activities and schedule with respect thereto.
3.4 Boeing will inform Customer of, and offer Customer the opportunity to participate in, any airline working group or other forum sponsored by Boeing for the purpose of soliciting the input of potential customers in connection with the development of any Derivative or any Successor Model.
3.5 [****]
3.6 [****]
4. Exercise of Purchase Rights.
4.1 [****]
4.2 [****]
4.3 [****]
(a) [****]
(b) [****]

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 5
BOEING PROPRIETARY

(i) [****]
(ii) [****]
[****]
4.4 [****]
5. Substitution Right.
5.1 [****]
5.2 [****]
5.3 [****]
6. Aircraft Price and Credit Memoranda.
6.1 [****]
6.2 [****]
6.3 [****]
6.3.1 [****]
6.3.2 [****]
6.4. [****]
7. Payments.
7.1 [****]
7.2 [****]
7.3. [****]

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 6
BOEING PROPRIETARY

8. Forms of Agreement.
8.1 [****]
8.2 [****]
(a) [****]
(b) [****]
(c) [****]
(d) [****]
[****]
9. Derivative and Successor Models. If prior to the Expiration Date Boeing and Customer agree upon terms and conditions (including, without limitation, any applicable launch program conditions) for the purchase of a Derivative or Successor Model, such Derivative or Successor Model shall be deemed to be an Eligible Model hereunder, and Customer shall be entitled, subject to the terms hereof, to exercise any Purchase Right for the purchase of such Derivative or Successor Model and/or to exercise its right of substitution to have such Derivative or Successor Model delivered in lieu of any Firm Aircraft.
10. Production Capacity Assurances. If Customer has exercised all of the MADP Rights and QADP Rights granted hereby and desires to purchase a sufficient number of Rights Aircraft that would, in Boeing's reasonable judgment, economically justify an increase in the production rate for the model type of aircraft Customer desires to purchase, Boeing shall use its best reasonable efforts to increase the production rate for such aircraft.
11. Intentionally Omitted.
12. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 7
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this 1st day of February of 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

Attachment AR1:	Information regarding MADP Rights
Attachment BR1:	Information regarding QADP Rights
Attachment CR1:	Description and Price for Eligible Models
Attachment D:	Form of Purchase Agreement Supplement
Attachment E:	Letter Agreements

PA No. 3219	SA-3	L.A. 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights		Page 8
BOEING PROPRIETARY

MADP Attachment AR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 MADP Rights

	Item Number	Exercise Date	Delivery Month/Year
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
MADP Attachment AR1		Page 1
BOEING PROPRIETARY

QADP Attachment BR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 QADP Rights

	Item Number	QADP Exercise Date	Delivery Quarter/Year
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
QADP Attachment BR1		Page 2
BOEING PROPRIETARY

MADP Attachment CR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 MADP Rights
[****]

Airframe Model/MTOW:	787-9	545000 pounds
Engine Model/Thrust:	GENX-1B74/75	74100 pounds
Airframe Price:		[****]
Optional Features:		[****]

Sub-Total of Airframe and Features:		[****]
Engine Price (Per Aircraft):		[****]

Aircraft Basic Price (Excluding BFE/SPE): Buyer		[****]
Furnished Equipment (BFE) Estimate: In-Flight		[****]
Entertainment (IFE) Estimate:		[****]
Non-Refundable Deposit/Aircraft at Def Agreement:		[****]

Detail Specification:	[****]
Airframe Price Base Year/Escalation Formula:	[****]
Engine Price Base Year/Escalation Formula:	[****]

Airframe Escalation Data:
Base Year Index (ECI):	[****]
Base Year Index (CPI):	[****]
Engine Escalation Data:
Base Year Index (ECI):	[****]
Base Year Index (CPI):	[****]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery:
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Item#	Adv Payment Base Price Per A/P	[****]	[****]	[****]	Total [****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2017	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2018	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
MADP Attachment CR1		Page 3
BOEING PROPRIETARY

MADP Attachment CR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 MADP Rights
[****]

[****]-2019	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2020	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]-2021	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	29

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
MADP Attachment CR1		Page 4
BOEING PROPRIETARY

QADP Attachment CR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 QADP Rights
[****]

Airframe Model/MTOW:	787-9	545000 pounds
Engine Model/Thrust:	GENX-1B74/75	74100 pounds
Airframe Price:		[****]
Optional Features:		[****]

Sub-Total of Airframe and Features:		[****]
Engine Price (Per Aircraft):		[****]

Aircraft Basic Price (Excluding BFEJSPE):		[****]
Buyer Furnished Equipment (BFE) Estimate:		[****]
In-Flight Entertainment (1FE) Estimate:		[****]
Non-Refundable Deposit/Aircraft at Def Agreement		[****]

Detail Specification:	[****]
Airframe Price Base Year/Escalation Formula:	[****]
Engine Price Base Year/Escalation Formula:	[****]

Airframe Escalation Data:
Base Year Index (ECJ):	[****]
Base Year Index (CPI):	[****]
Engine Escalation Data:
Base Year Index (ECI):	[****]
Base Year Index (CPI):	[****]

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft_(Amts. Due/Mos. Prior to Delivery}:
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Item#	Adv Payment Base Price Per A/P	[****]	[****]	[****]	Total [****]
[****]17	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]17	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]18	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
QADP Attachment CR1		Page 5
BOEING PROPRIETARY

QADP Attachment CR1 to Letter Agreement 6-1162-TRW-0664R1 (Model 787)
Information Regarding 787-9 QADP Rights
[****]

[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]19	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]20	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]21	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]21	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]21	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]21	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]21	1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Total:	29

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
QADP Attachment CR1		Page 6
BOEING PROPRIETARY

Attachment D to
6-1162-TRW-0664R1
PURCHASE AGREEMENT SUPPLEMENT NO. [ ]
PURCHASE AGREEMENT SUPPLEMENT NO. 3219, dated [ , ], between The Boeing Company (“Boeing”) and American Airlines, Inc. (“Customer”).
R E C I T A L S:
A. Boeing and Customer have heretofore entered into (i) that certain Purchase Agreement No. 3219, dated [ ], 2007 (capitalized terms used herein without definition shall have the meanings specified therefore in such Purchase Agreement), and (ii) that certain Letter Agreement 6-1162-TRW-0664R1 (the “Rights Letter”), providing for the execution and delivery from time to time of Purchase Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting Rights Aircraft and Substitute Aircraft to the Purchase Agreement as and when purchased by Customer in accordance with the terms of the Rights Letter.
B. Customer has exercised its right under the Rights Letter to purchase the aircraft described below pursuant to the terms and conditions of the Purchase Agreement as supplemented by this Purchase Agreement Supplement.
In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:
1. Aircraft Description. Boeing will manufacture and sell to Customer, and Customer will purchase, the aircraft described in Table [ ] attached hereto and made a part hereof.
2. Delivery Schedule. The Scheduled Delivery Month of each aircraft is set forth in Table [ ].
3. Price. The Aircraft Basic Price and each component thereof and the Advance Payment Base Price for the aircraft are set forth in Table [ ].
4. Payment.
4.1 Boeing acknowledges receipt of a Deposit in the amount of [$ ] for each aircraft.
4.2 Customer will make advance payments to Boeing in the amount of [ %] of the Advance Payment Base Price of each aircraft, beginning with a payment of [ %], less the Deposit, on the date of this Purchase Agreement Supplement for each aircraft. Additional payments for each aircraft are due on the first Business Day of the months and in the amounts listed in Table [ ].

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, Attachment D		Page 1
BOEING PROPRIETARY

Attachment D to
6-1162-TRW-0664R1
4.3 For any aircraft described on Table [ ] having a Scheduled Delivery Month less than twenty-four (24) months from the date of this Purchase Agreement Supplement, the total amount of advance payments due upon the date of this Purchase Agreement Supplement will include all advance payments that are or were due on or before such date in accordance with the advance payment schedule set forth in Table [ ].
5. Purchase Agreement. All of the terms and provisions of the Purchase Agreement are hereby incorporated by reference in this Purchase Agreement Supplement to the same extent as if fully set forth herein; and each reference therein to “Aircraft” shall be deemed to include the aircraft described in Table [ ] attached hereto.
IN WITNESS WHEREOF, Boeing and Customer have each caused this Purchase Agreement Supplement No. [ ] to be duly executed as of the day and year first above written.

THE BOEING COMPANY

By:

Name:

Title:

AMERICAN AIRLINES, INC.

By:

Name:

Title:

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, Attachment D		Page 2
BOEING PROPRIETARY

Attachment E to
6-1162-TRW-0664R1
The following letter agreements, as may be amended from time to time, between Boeing and Customer will be expressly incorporated by reference in any purchase agreement executed and delivered by the parties pursuant to Section 8.2 of this Letter Agreement:

Letter Agreement No.	Subject
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787

6-1162-AKP-073R1	Accident Claims and Litigation

6-1162-TRW-0674R2	Business Considerations

3219-05R1	Spares Commitments

6-1162-TRW-0673R1	Confidentiality

PA No. 3219	SA-3	LA 6-1162-TRW-0664R1
Aircraft Purchase Rights and Substitution Rights, Attachment E		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-TRW-0667R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.
1. Aircraft Commitment.
For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [****]
Boeing commits to Customer that, [****], as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[****]	[****]
[****]	[****]
[****]

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0667R1
[****]		Page 1
BOEING PROPRIETARY

2. Applicability and Performance Retention Term.
[****]
2.1 Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.
2.2 Performance Retention Term.
[****]
3. Conditions.
3.1 Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.
3.2 Powerback.
[****]
3.3 Flight Cycle Utilization and Derate.
[****]
4. Determination of Fuel Mileage Deterioration.
[****]
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[****]
5. Notice of Performance Deterioration.
[****]

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0667R1
[****]		Page 2
BOEING PROPRIETARY

6. Election of Actions.
Upon Boeing’s receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1 Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training.) If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2 Surveys.
[****]
6.3 Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.
6.4 Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0667R1
[****]		Page 3
BOEING PROPRIETARY

6.5 Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [****].
[****]
[****]
[****]
7. Payments.
[****]
7.1 Annual Excess Fuel Burn Amount.
[****]
[****]
7.2 Credit Memorandum.
[****]
7.3. Credit Adjustments.
[****]
7.4 Limitation on Amount of Credits.
[****]
8. Duplication of Benefits
[****]
9. Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
10. Exclusive Remedy.
[****]

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0667R1
[****]		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

11. Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,
THE BOEING COMPANY

By	/s/ The Boeing Company
Its	Attorney-In-Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this 1st day of February of 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

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[****]		Page 5
BOEING PROPRIETARY

Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the Cumulative Fleet Average Fuel Mileage Deterioration is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1. Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term . For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2.    [****]
3.    [****]
4. The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.
5.    [****]
6. The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
m
[****]
7. [****]

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[****]- Attachment A	Page 1
BOEING PROPRIETARY

Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

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[****] - Attachment B	Page 1
BOEING PROPRIETARY

Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

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[****]- Attachment C	Page 1
BOEING PROPRIETARY

ANNUAL LIMITATION ADJUSTMENT EQUATION
(CALENDAR YEARS 2015 AND ON)
(a) [****]
[****]
(b) [****]
[****]
[****]
[****]
(c) [****]
(i) [****]
(ii) [****]
(iii) [****]
NOTE: [****]

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0667R1
[****]- Attachment D	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-TRW-0668R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]

Reference:    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recitals
A. Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).
B. [****]
C. [****]
D. Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

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EULA Special Matters		Page 1
BOEING PROPRIETARY

Agreement
1.    [****]
2.    [****]
3. Customer may not transfer, novate or assign its rights under this Letter Agreement or any rights, terms or obligations hereunder, whether by operation of law, contract or otherwise, except with the express written consent of Boeing, and such consent will not be unreasonably withheld.
Very truly yours,
THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0668R1
EULA Special Matters		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-TRW-0670R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    Miscellaneous Commitments for Model 787 Aircraft

Reference:    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
For ease of reference, a “Table of Contents” has been added as Attachment A to this Letter Agreement.
1. AGTA.
1.1 Taxes.
Section 2.2 of the AGTA is replaced in full by the following new provision:
“2.2 Taxes.
2.2.1 [****]
2.2.2 [****]
2.2.3 [****]
2.2.4 [****]
[****]

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2.2.5 [****]
2.2.6 [****]
1.2    Customs Duties.
1.2.1 [****]
1.2.2 Boeing provides the information in the preceding Section 1.2.1 to Customer as a courtesy, and not in lieu of professional opinions rendered by counsel of Customer’s choice, subject to the limitations that Boeing assumes no responsibility for the accuracy or timeliness of such information, and that Customer agrees it will assert no claim against Boeing based on such information.
1.3    Rate of Interest.
[****]
1.4    Advanced Payment Increases.
[****]
[****]
1.5    FAA Manufacturer Changes.
Section 3.2.2 of the AGTA is replaced in full by the following new provision:
“3.2.2 [****]
1.6    FAA Operator Changes.
Section 3.3.2 of the AGTA is replaced in full by the following new Section 3.3.2:
“3.3.2 Cost of Operator Changes.
3.3.2.1 [****]
(a) [****]

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(b) [****]
3.3.2.2 [****]
(a) [****]
(b) [****]
3.3.2.3 [****]
(a) [****]
(b) [****]
(c) [****]
1.7    Development Change and Manufacturer Change Production Revision Records.
[****]
1.8    Part 121 Compliance Review.
[****]
1.9    Condition of Aircraft Suffering Damage.
The AGTA is amended by adding the following new Section 5.6 after Section 5.5 of the AGTA.
“[****]
[****]”
1.10    Target Delivery Dates.
[****]

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1.11    Customer Delay in Acceptance of Aircraft.
Section 6.4 of the AGTA is replaced in full by the following new provision:
“[****]
1.12    Customer Delay Due to Allied Pilots Association Strike.
The following new Section 6.5 is added to the AGTA after Section 6.4:
“6.5 Customer Delay Due to Allied Pilots Association Strike.
[****]
    6.5.1    [****]
    6.5.2    [****]
    6.5.3    [****]”

1.13    Liquidated Damages and Right of Termination.
1.13.1 [****]
[****]
[****]
[****]
[****]
1.13.2 [****]
1.13.3 [****]
1.13.4 [****]
1.14    Notice to Customer in the Event of an Excusable Delay.

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BOEING PROPRIETARY

Section 7.2 of the AGTA is replaced in full by the following new provision:
“[****]”
1.15    Aircraft Damaged Beyond Repair.
Section 7.5 of the AGTA is replaced in full by the following new provision:
“7.5 [****]
1.16    Termination.
Section 7.6 of the AGTA is replaced in full by the following new provision:
[****]
1.17    Excusable Delay.
The AGTA is amended by adding the following provision immediately following Section 7.7:
“7.8 [****]”
1.18    Risk Allocation/Insurance.
1.18.1 Article 8 of the AGTA is replaced in full by the following new provisions:
“Article 8. Risk Allocation/Insurance.
8.1 [****]
8.1.1 [****]
8.1.2 Boeing Insurance.
(a) [****]
(b) [****]

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(c) [****]
8.1.3 Definition of Customer. For the purpose of Section 8.1, the term “Customer” includes American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or delegated any duties as permitted under the applicable Purchase Agreement, the permitted assignees under the applicable Purchase Agreement, and their respective directors, officers and employees.
8.2 Title and Risk with Customer.
8.2.1 [****]
8.2.2 [****]
8.2.3 [****]
8.2.4 [****]
    8.2.5    [****]
8.2.6 Definition of Boeing. For purposes of this Article 8.2, the term “Boeing” includes The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with Section 9.1 of the AGTA, the permitted assignees under the applicable Purchase Agreement, provided that such assignees or subsidiaries have performed services under the Customer Support Document to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees.”
1.18.2 The insurance certificate provided by Boeing pursuant to Section 8.1.2(c) of the AGTA (as amended by this Letter Agreement) shall be substantially in the form of the certificate attached to this Letter Agreement as Attachment B.
1.19 Boeing Training & Flight Services, L.L.C. Interface Commitment.
1.19.1 Section 9.1.5 of the AGTA is replaced in full by the following new provisions:

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BOEING PROPRIETARY

“9.1.5 [****]
9.1.5.1 [****]
9.1.5.2 [****]
1.20    Exculpatory Clause in Post-Delivery Sale or Lease.
Section 9.7 of the AGTA is replaced in full by the following new provision:
“9.7 [****]
1.21    Termination for Certain Events.
1.21.1 Article 10 of the AGTA is replaced in full by the following new provision:
“Article 10. Termination for Certain Events.
10.1 Termination. If either party:
(i) [****]
(ii) [****]
10.2 [****]
1.22    FAA Grounding.
1.22.1 [****]
[****]
[****]
[****]
1.22.2 [****]
1.23    FAA ETOPS Prevention.

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BOEING PROPRIETARY

[****]
[****]
[****]
[****]
[****]
1.24    Duplicate Remedies.
[****]
2. Line Station Spare Parts Support.
Customer, at its option, may participate in the use of spare parts held by Boeing at any line station in accordance with the reasonable terms and conditions set forth by Boeing for such participation.
3. Product Assurance (Exhibit C).
3.1 Disclaimer and Release; Exclusion of Liabilities.
Section 11 of Part 2 of the Product Assurance Document is replaced in full by the following new provision:
“11. Disclaimer and Release; Exclusion of Liabilities.
11.1 [****]
(A) [****]
(B) [****]
(C) [****]
(D) [****]

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11.2 [****]
11.3 [****]
11.4 Definitions. For the purpose of this Section 11, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.”
3.2    Reimbursement for Service Bulletin Corrections.
Section 7.3.2 of Part 2 of the Product Assurance Document is replaced in full by the following provision:
“7.3.2 [****]
(a) [****]
(b) [****]
3.3 FAR 145 Requirements.
[****]
3.4 Warranty Claim, Response and Payment Time.
[****]
3.5 Maximum Reimbursement.
The following provision is added to the end of Section 4.5 of Part 2 to the Product Assurance Document:
“[****]”
3.6 Additional Service Life Policy Covered Components.
[****]
3.6.1 Additional Service Life Policy Covered Components.

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BOEING PROPRIETARY

3.6.1.1 For purposes of Part 3 of the Product Assurance Document, the following additional items (Additional SLP Components) shall be deemed to be “SLP Components”, as defined in Section 1 of Part 3 of the Product Assurance Document:
[****]
3.6.1.2 [****]
[****]
[****]
3.6.1.3 [****]
[****]
[****]
3.6.2 [****]
3.6.2.1 [****]
[****]
[****]
(i) [****]
[****]
[****]
(ii) [****]
[****]
[****]
(iii) [****]
[****]
[****]

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3.7 Conditions and Limitations to the Service Life Policy.
3.7.1 The following Section 4.5 is added to Part 3 of the Product Assurance Document:
“4.5 [****]”
3.7.2 [****]
3.8 Boeing Back-Up of Supplier Turnaround Time Commitments.
[****]
3.9 Supplier Warranty Commitment.
Section 1 of Part 4 of the Product Assurance Document is replaced in full by the following new Section 1:
“1. Supplier Warranties and Supplier Patent Indemnities.
[****]”
3.10 Engine/Airframe Interface Commitment.
[****]
[****]
(a) [****]
(b) [****]
(c) [****]
3.11 Boeing Indemnities Against Patent and Copyright Infringement.
Part 6 of the Product Assurance Document is replaced in full by the following new provision:

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BOEING PROPRIETARY

“PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT
INFRINGEMENT AND TRADE SECRET MISAPPROPRIATION
1.    [****]
[****]
(a) [****]
(b) [****]
[****]
2.    Indemnity Against Copyright Infringement.
[****]
(a) [****]
(b) [****]
[****]
3.    Indemnity Against Trade Secret Misappropriation.
[****]
(a)    [****]

(b)    [****]
[****]
4.    Exceptions, Limitations and Conditions.
4.1 [****]
4.2 [****]

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BOEING PROPRIETARY

4.3 [****]
4.4 [****]
4.5 [****]
4.6 [****]
4.7 [****]
4.8 [****]
4.9 [****]
4.10 For the purposes of this Part 6, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.
4.11 For the purposes of this Part 6, “Customer” is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.”
4. Performance.
4.1    Performance Guarantees/Data Base Changes.
4.1.1 [****]
4.1.2 [****]
4.1.3 [****]
(a) [****]
(b) [****]
(c) [****]
(d) [****]

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4.1.4 Upon the occurrence of any performance data base change, Boeing agrees to take the following action:
(a) [****]
(b) [****]
(c) [****]
(d) [****]
(e) [****]
4.1.5 [****]
4.1.6 [****]
5. [****]
[****]
5.1 [****]
5.2 [****]
5.3 [****]
5.4 [****]
5.5 [****]
5.6 [****]
5.7 [****]
6. Assignment.
This Letter Agreement is being provided to Customer as an accommodation and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

7. Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the applicable Purchase Agreement.
Very truly yours,
THE BOEING COMPANY

By	/s/ The Boeing Company
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.
Its	VP Corporate Development and Treasurer
Attachment A - Table of Contents
Attachment B - Form of Insurance Certificate of Boeing

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BOEING PROPRIETARY

Attachment A
Table of Contents

Subject	Paragraph
1. AGTA
Taxes (Art. 2)	1.1
Customs Duties (Art. 2)	1.2
Rate of Interest (Art. 2)	1.3
Advanced Payment Increases (Art. 2)	1.4
FAA Manufacturer Changes (Art. 3)	1.5
FAA Operator Changes (Art. 3)	1.6
Development Change and Manufacturer Change Production Revision Records (Art. 4)	1.7
Part 121 Compliance Review (Art. 4)	1.8
Condition of Aircraft Suffering Damage (Art. 5)	1.9
Target Delivery Dates (Art. 6)	1.10
Customer Delay in Acceptance of Aircraft (Art. 6)	1.11
Customer Delay Due to Allied Pilots Association Strike (Art. 6)	1.12
Liquidated Damages and Right of Termination (Art. 7)	1.13
Notice to Customer in the Event of an Excusable Delay (Art. 7)	1.14
Aircraft Damaged Beyond Repair (Art. 7)	1.15
Termination (Art. 7)	1.16
Excusable Delay (Art. 7)	1.17
Risk Allocation/Insurance (Art. 8)	1.18
Boeing Training & Flight Services, L.L.C. Interface Commitment (Art 9)	1.19
Exculpatory Clause in Post-Delivery Sale or Lease (Art. 9)	1.20
Termination for Certain Events (Art. 10)	1.21
FAA Grounding	1.22
FAA ETOPS Prevention	1.23
Duplicate Remedies	1.24

2. Line Station Spare Parts Support

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BOEING PROPRIETARY

Attachment A
Table of Contents, continued

Subject	Paragraph
3. Product Assurance (Exhibit C)
Disclaimer and Release; Exclusion of Liabilities (Part 2)	3.1
Reimbursement for Service Bulletin Corrections (Part 2)	3.2
FAR 145 Requirements (Part 2)	3.3
Warranty Claim, Response and Payment Time (Part 2)	3.4
Maximum Reimbursement (Part 2)	3.5
Additional Service Life Policy Covered Components (Part 3)	3.6
Conditions and Limitations to the Service Life Policy (Part 3)	3.7
Boeing Back-Up of Supplier Turnaround Time	3.8
Commitments (Part 4)
Supplier Warranty Commitment (Part 4)	3.9
Engine/Airframe Interface Commitment (Part 5)	3.10
Boeing Indemnities Against Patent and Copyright	3.11
Infringement (Part 6)

4. Performance
Performance Guarantees/Data Base Changes	4.1

5. [****]

6. Assignment

7. Confidential Treatment

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BOEING PROPRIETARY

Attachment B
Sample Insurance Certificate (Boeing)

BROKER’S LETTERHEAD
[ date ]
Certificate of Insurance Ref. No.

THIS IS TO CERTIFY TO:

American Airlines, Inc. (hereinafter “American”) P.O. Box 619616 Dallas-Fort Worth Airport, Texas 75261-9616

that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:	The Boeing Company (hereinafter “Boeing”)

ADDRESS OF INSURED:	Post Office Box 3707 Seattle, Washington 98124-2207

PERIOD OF INSURANCE:	See attached Schedule of Insurers

GEOGRAPHICAL LIMITS:	Worldwide

EQUIPMENT INSURED:	All Boeing [model] [type] aircraft owned or operated by American that are the subject of that certain Purchase Agreement No. dated , 20xx between American and Boeing, as more particularly described on the attached Schedule of Aircraft, as such schedule may be amended from time to time.

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BOEING PROPRIETARY

DESCRIPTION OF COVERAGES

A. AIRCRAFT HULL INSURANCE	All risks of ground and flight physical damage coverage in respect of all aircraft owned by, leased to or operated by the Named Insured, including the Aircraft and any engines (including the Engines) and any parts (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.

Amount of Insurance:	Agreed Value (as per Policy terms and conditions).

B. AIRCRAFT LIABILITY INSURANCE	Aircraft Liability Insurance, including Bodily Injury (including passengers), Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Personal Injury, and Contractual Liability Insurance, subject to policy terms, conditions, limitations, exclusion and deductibles.

Limit of Liability:	[****]

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BOEING PROPRIETARY

SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)
Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No. dated as of , 1997 (the “Purchase Agreement”) between American and The Boeing Company (“Boeing”), the policies set forth in the attached Schedule of Insurers are amended to include the following:
    1.    Solely with respect to Aircraft Liability Insurance, American is included as an additional Insured, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
    2.    Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against American to the extent that Boeing has waived such rights by the terms of its agreements to indemnify American pursuant to the Purchase Agreement;
    3.    Solely with respect to Aircraft Liability Insurance, to the extent American is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;
    4.    Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;
    5.    Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of American, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;
    6.    Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that: American shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;

P.A. No. 3219	SA 3	L.A.6-1162-TRW-0670R1
Miscellaneous Commitments for Model 787 Aircraft, Attachment B		Page 1
BOEING PROPRIETARY

    7.    With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to American for thirty (30) days after receipt by American of written notice from the Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and
    8.    For the purposes of the Certificate, “American” is defined as American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or obligations in accordance with Article 9.1 of the AGTA, the assignees of each permitted under the applicable Purchase Agreement, and their respective directors, officers and employees.

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0670R1
Miscellaneous Commitments for Model 787 Aircraft, Attachment B		Page 2
BOEING PROPRIETARY

THE BOEING COMPANY
AND ALL ITS SUBSIDIARIES
SCHEDULE OF SUBSCRIBING INSURERS
POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997
COVERAGES:
Aircraft Hull and Liability Insurance

SUBSCRIBING INSURERS FOR 100% PARTICIPATION	POLICY NUMBER
SEVERAL LIABILITY NOTICE
The subscribing insurers’ obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.
Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.
(signature)
(typed name)
(title)

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0670R1
Miscellaneous Commitments for Model 787 Aircraft, Attachment B		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
6-1162-TRW-0672R1
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft).
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recital.
Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into Customer’s service of the Aircraft as more specifically provided below.
Agreement.
1. Definitions.
1.1 Covered Aircraft shall mean those Aircraft identified on Table 1(R2) and Table 2 to the Purchase Agreement as of the date of signing of this Letter Agreement and any Substitute Aircraft.
1.2 Promotional Support shall mean marketing and promotion programs in support of the entry into Customer service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0672R1
[****]		Page 1
BOEING PROPRIETARY

1.3 [****]
1.4 Performance Period [****]
1.5 Qualifying Third Party Fees shall mean [****]
2. Commitment.
[****]
3. Methods of Performance.
Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:
3.1 [****]
3.2 [****]
4. Commencement Date.
[****]
5. Project Approval.
Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

P.A. No. 3219	SA-3	L.A. 6-1162-TRW-0672R1
[****]		Page 2
BOEING PROPRIETARY

6. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.
Very truly yours,
THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

P.A. No. 3219	SA-3	L.A. 6-1162-TRW-0672R1
[****]		Page 3
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this
Date: FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A. 6-1162-TRW-0672R1
[****]		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-TRW-0673R1
American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:        Confidentiality

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit CR1 to the Purchase Agreement or elsewhere in such Purchase Agreement.
1. Confidentiality Obligation.
1.1 Except as otherwise provided in this Letter Agreement, each party shall, and shall ensure that its directors, officers, employees, Affiliates, agents, suppliers, subcontractors and professional advisors (collectively, Representatives), at all times, maintain strict confidence and secrecy in respect of all Confidential Information (as defined below). Each party agrees to disclose Confidential Information only to such of its Representatives as is required for the purpose of implementing and administering the Purchase Agreement, and shall inform such Representatives of the confidential nature of the Confidential Information and instruct (and use best reasonable efforts to cause) such Representatives to treat such Confidential Information in a manner consistent with this Section 1.
1.2 Neither party shall use the Confidential Information for any purpose (including any competitive or commercial purpose) other than in connection with the Purchase Agreement and for purposes of consummating the transactions contemplated thereby.

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0673R1
Confidentiality Agreement		Page 1
BOEING PROPRIETARY

2. Definition of Confidential Information.
2.1 Subject to the provisions of Section 2.2, “Confidential Information” means:
2.1.1 [****]
2.1.2 [****]
a) [****]
b) [****]
c) [****]
2.1.3 [****]
a) [****]
b) [****]
c) [****]
d) [****]
e) [****]
f) [****]
g) [****]
h) [****]
i) [****]
j) [****]
k) [****]
l) [****]
m) [****]
n) [****]
o) [****]
p) [****]
q) [****]
r) [****]
s) [****]
t) [****]
u) [****]
v) [****]

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0673R1
Confidentiality Agreement		Page 2
BOEING PROPRIETARY

w) [****]
x) [****]
y) [****]
z) [****]
aa) [****]
bb) [****]
[****]
2.2 The following shall not constitute "Confidential Information" for purposes of this Letter Agreement:
2.2.1 Information (other than the terms and conditions of the Pre-Closing Letters and the Business Letters) already in a party's possession prior to its disclosure by the other party as evidenced by the written or electronic records of such party;
2.2.2 Information obtained from a third person or entity that is not prohibited from disclosing such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the party whose information is being disclosed;
2.2.3 Information that is or becomes generally available to the public, other than as a result of disclosure by a party in violation of this Letter Agreement; or
2.2.4 Information that has been or is independently developed by a party or its Affiliates, without violating such party’s obligations under this Letter Agreement.
2.3 [****]
3. Disclosure.
3.1 [****]
(a) [****]
(A) [****]

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0673R1
Confidentiality Agreement		Page 3
BOEING PROPRIETARY

(B) [****]
(C) [****]
(D) [****]
(b) [****]
3.2 Either party may disclose Confidential Information without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority. If a party (the Disclosing Party) is requested to disclose any Confidential Information of the other party (the Affected Party) under the terms of a subpoena or order issued by a Governmental Authority, it shall (i) notify the Affected Party immediately of the existence, terms and circumstances surrounding such request, (ii) consult with the Affected Party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if any disclosure of Confidential Information is required to prevent the Disclosing Party from being held in contempt or subject to other legal penalty, furnish only such portion of the Confidential Information as it is legally compelled to disclose and, at the request of the Affected Party, use commercially reasonable efforts to assist the Affected Party in obtaining an order or other reliable assurance that confidential treatment shall be accorded to the disclosed Confidential Information; and
3.3 [****]
3.4 In addition to disclosures of Confidential Information permitted by this Letter Agreement, either party may disclose Confidential Information as and to the extent explicitly provided for in the Purchase Agreement.
4. Remedies.
[****]
5. Conflicts.
Subject to Section 2.3, to the extent of any conflict or inconsistency between the provisions of this Letter Agreement and any provisions regarding confidentiality of information set forth in the Purchase Agreements, the provisions of this Letter Agreement shall, to the extent of such conflict or inconsistency, control.

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0673R1
Confidentiality Agreement		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6. Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this Date: FEBRUARY 1, 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA 3	L.A. 6-1162-TRW-0673R1
Confidentiality Agreement		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-TRW-0674R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        Business Considerations

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1. Basic Credit.
[****]
2. Simulator Package [****].
[****]
3. Delivery Reschedule Credit Memorandum.
[****]
4. [****]
[****]
5. [****]
[****]
6. [****]
[****]

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0674R2
Business Considerations		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

7. Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement.
Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0674R2
Business Considerations		Page 1
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this
Date: FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	L.A.6-1162-TRW-0674R2
Business Considerations		Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-08836
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:
Reference:    [****]
            Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 Aircraft (Aircraft).
This Letter Agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing recognizes that performance retention within reasonable limits is essential to maintain the economy of operation of the Aircraft. Therefore the parties hereto agree as follows with respect to performance retention.
1. Aircraft Commitment.
For the purposes of this Letter Agreement, the Covered Aircraft shall be defined as a [****]
Boeing commits to Customer that, [****] as defined in Attachment A, during the Performance Retention Term, as defined in paragraph 2 below, will not exceed the levels shown in the table below (Aircraft Commitment).

Time After Delivery of the First Covered Aircraft	Cumulative Fleet Average Fuel Mileage Deterioration Commitment (%)
[****]	[****]
[****]	[****]
[****]	[****]

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****]		Page 1
BOEING PROPRIETARY

[****]
2. Applicability and Performance Retention Term.
[****]
2.1 Delivery Schedule for Covered Aircraft.
For the purposes of this Letter Agreement, it is anticipated that Boeing will deliver the Covered Aircraft to Customer in accordance with the following delivery schedule set forth in Attachment C. If the fleet size and delivery schedule is significantly different, the Aircraft Commitment may be appropriately adjusted to reflect such changes.
2.2 Performance Retention Term.
[****]
3. Conditions.
3.1 Operation and Maintenance.
Customer shall operate and maintain the Covered Aircraft in accordance with Customer’s FAA-approved operations and maintenance programs. Customer shall operate and maintain the engines in accordance with the Operation and Maintenance Manuals and Customer's Maintenance Program and an Engine Management Program mutually defined and agreed to by the Engine Manufacturer and Customer.
3.2 Powerback.
[****]
3.3 Flight Cycle Utilization and Derate.
[****]
4. Determination of Fuel Mileage Deterioration.
[****]
Following the delivery of each Covered Aircraft to Customer by Boeing, and continuing until expiration of the Performance Retention Term, Customer shall record, analyze, and forward to Boeing cruise fuel mileage data obtained on such Covered Aircraft as specified in Attachment B (Basic Data).
[****]

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****]		Page 2
BOEING PROPRIETARY

5. Notice of Performance Deterioration.
[****]
6. Election of Actions.
Upon Boeing's receipt of any notice that the Cumulative Fleet Average Fuel Mileage Deterioration exceeds, or is likely to exceed the Aircraft Commitment, Boeing and Customer, as appropriate, will take the following actions:
6.1 Data.
Boeing will evaluate the Basic Data. At its option, Boeing may accomplish such evaluation by analysis of Customer’s raw ACMS data or by obtaining additional performance data on such Covered Aircraft in accordance with Attachment B. Such additional data may include data acquired during revenue service with Boeing personnel aboard as observers. The Basic Data and any additional data obtained by Boeing in its evaluation shall be appropriately adjusted to reflect any material changes elected by Customer to the Covered Aircraft which have occurred subsequent to delivery of the Covered Aircraft, including any replacement of one or more of the engines installed on a Covered Aircraft. Additionally, adjustments will be applied for any relevant factors as agreed by Customer and Boeing (e.g., inaccuracies in flight deck instrumentation, a sudden increase in deterioration that is attributed to a foreign object damage event such as severe hail and the additional rate of deterioration for Aircraft used for pilot training.) If Boeing and Customer are in disagreement as to such evaluation of the Basic Data, such disagreement shall be resolved by good faith technical negotiation between the parties including, as necessary, the Engine Manufacturer.
6.2 Surveys.
[****]
6.3 Weight.
Boeing may request that Customer weigh such Covered Aircraft, in which event Customer agrees to weigh such Covered Aircraft in conjunction with its normally scheduled maintenance and will report its findings to Boeing.
6.4 Corrective Actions.
Boeing shall promptly make such recommendations to Customer that Boeing believes would result in improvement of the cruise fuel mileage performance of such Covered Aircraft based on analysis of the surveys and available data pursuant to Paragraphs 6.1 - 6.3. Boeing, Engine Manufacturer and Customer shall thereafter mutually agree on the appropriate corrective action to be taken based on any such recommendations. Corrective actions, which involve maintenance and/or refurbishment, as described in paragraph 6.2, both on-wing and off-wing, shall be performed at no cost to Boeing and/or Engine Manufacturer.

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****]		Page 3
BOEING PROPRIETARY

6.5 Improvement Parts and Engine Refurbishment.
Following the completion of any corrective action pursuant to Paragraph 6.4, if subsequent Basic Data show that the [****].
[****]
[****]
[****]
7. Payments.
[****]
7.1 Annual Excess Fuel Burn Amount.
[****]
7.2 Credit Memorandum.
[****]
7.3. Credit Adjustments.
[****]
7.4 Limitation on Amount of Credits.
[****]
8. Duplication of Benefits
[****]
9. Assignment Prohibited.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****]		Page 4
BOEING PROPRIETARY

10. Exclusive Remedy.
[****]
11. Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,
THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval.
ACCEPTED AND AGREED TO this 1st day of February of 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****]		Page 5
BOEING PROPRIETARY

Determination of Cumulative Fleet Average Fuel Mileage Deterioration
For purposes of this Letter Agreement, the “Cumulative Fleet Average Fuel Mileage Deterioration” is the average cruise fuel mileage deterioration of the Covered Aircraft. The determination of the Fleet Average Mileage Deterioration will be based on fuel mileage deterioration of individual Covered Aircraft relative to their Baseline Performance Level cruise fuel mileage performance as defined below.
1. Boeing will provide Customer with the Boeing Airplane Performance Monitoring Program (APM), in effect at the time of delivery of the first Covered Aircraft, that shall be used for data analysis during the Performance Retention Term . For purposes of this Letter Agreement, the Model Reference Level cruise fuel mileage performance for the Covered Aircraft shall be as set forth in the APM.
2.    [****]

3.    [****]
4. The Current Deterioration (expressed as a percentage) for each Covered Aircraft is the difference between the Current Performance Level and the Baseline Performance Level.
5.    [****]
6. The Cumulative Fleet Average Fuel Mileage Deterioration (expressed as a percentage) will be determined for each Subsequent Monitoring Period by summing the Fleet Average Fuel Mileage Deterioration values as determined in Paragraph 5 for each calendar month according to the following equation:
m
[****]
7.    [****]

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****] - Attachment A		Page 1
BOEING PROPRIETARY

Cruise Fuel Mileage Performance Determination
Customer shall obtain cruise fuel mileage performance data in revenue service using the Airplane Condition Monitoring System (ACMS). This data will be recorded during level flight cruise in steady state conditions. Data shall be obtained in accordance with the then current revision of the Airplane Performance Monitoring Software User Guide (APM User Guide) and shall include the parameters defined in the airplane model specific appendix during each such data recording (Data Events).
Boeing will provide Customer with the Boeing Airplane Performance Monitoring Software for data analysis. Customer shall reduce and analyze data obtained from the Data Events. Such analysis shall be in accordance with the methods set forth in the APM User Guide. Customer’s analysis shall include the determination of the fuel mileage, thrust required and fuel flow required relative to the Model Reference Level.
Customer will maintain records of factors relating to fuel mileage deterioration. These factors will include (a) engine history, cockpit instrumentation history and airframe history and condition of such Covered Aircraft, (b) pertinent Covered Aircraft maintenance and operational procedures used by Customer, (c) drag effects of any post delivery airframe and/or engine changes incorporated in such Covered Aircraft, (d) sudden shifts in engine EGT condition monitoring data, and (e) any other relevant factors.

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****] - Attachment B		Page 1
BOEING PROPRIETARY

Delivery Schedule for Covered Aircraft

Aircraft	Delivery Date
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****] - Attachment C		Page 1
BOEING PROPRIETARY

ANNUAL LIMITATION ADJUSTMENT EQUATION
(CALENDAR YEARS 2015 AND ON)
(a)    [****]
[****]
(b)    [****]

(c)    [****]

    (i)    [****]

    (ii)    [****]

    (iii)    [****]
NOTE: [****]

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08836
[****] - Attachment D		Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-08837
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in Attachment A for 787-923. [****] Notwithstanding the provision of the [****] in Attachment A, Boeing and Customer will work together in good faith to communicate the [****] that will be offered [****].
1. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
2. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08837
[****]		Page 1
BOEING PROPRIETARY

Very truly yours,
THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08837
[****]		Page 2
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION        CONTENTS

1        AIRCRAFT MODEL APPLICABILITY

2        FLIGHT PERFORMANCE

3        [****]

4        [****]

5        AIRCRAFT CONFIGURATION

6        GUARANTEE CONDITIONS

7        GUARANTEE COMPLIANCE

8        EXCLUSIVE GUARANTEES

P.A. No. 3219
AERO-B-BBA4-M12-0713	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

1    AIRCRAFT MODEL APPLICABILITY
The guarantees contained in this Attachment (the [****]) are applicable to the [****]
2    FLIGHT PERFORMANCE
2.1    [****]
2.1.1    The FAA approved [****]
2.1.2    The FAA approved [****]
2.1.3    The FAA approved [****]
2.1.4    The FAA approved [****]
2.2    [****]
The FAA approved [****]
2.3    Mission
2.3.1    Mission Payload
The payload for a stage length of [****] nautical miles in still air (representative of a Dallas to Tokyo route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:
[****]
Conditions and operating rules:

Stage Length:    The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:    [****]

P.A. No. 3219
AERO-B-BBA4-M12-0713	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

[****]

Takeoff and Climbout Maneuver:

[****]

Approach and Landing Maneuver:

[****]

Taxi-In (shall be consumed from the reserve fuel):

[****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

P.A. No. 3219
AERO-B-BBA4-M12-0713	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

2.3.2	Mission Block Fuel

The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[****]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

	Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

	Climbout Maneuver:	[****]

	Climb:	[****]

	Cruise:	[****]

	Descent:	[****]

	Approach and Landing Maneuver:	[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

	Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

2.3.3	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

2.3.4 Weight Summary - American Airlines
Pounds
Standard Model Specification MEW	[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]	[****]
[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
Standard and Operational Items Allowance (Paragraph 2.3.5)	[****]
American Airlines [****]	[****]

	[****]	[****]	[****]
[****]			[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

2.3.5 Standard and Operational Items Allowance

	Qty	lb	lb	lb
Standard Items Allowance				[****]

Unusable Fuel			[****]
Oil			[****]
Oxygen Equipment			[****]
Portable Oxygen Bottles	[****]	[****]
Miscellaneous Equipment			[****]
First Aid Kits	[****]	[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights @ C/A Sta.	[****]	[****]
Smoke Goggles	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts (993 cu ft @ 4.7 lb/cu ft)			[****]
Operational Items Allowance				[****]

Crew and Crew Baggage			[****]
Flight Crew (Inc. Baggage) ([****] lb. ea)	[****]	[****]
Cabin Crew (Inc. Baggage) ([****] lb. ea)	[****]	[****]
Flight Crew Briefcase ([****] lb. ea)	[****]	[****]
Catering Allowance & Removable Inserts: Atlantic Meal Service			[****]
Business Class	[****]	[****]
Economy Class	[****]	[****]
Tourist Class	[****]	[****]
Potable Water —[****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment (Includes Over Water Equip.)			[****]
Slide Rafts: Main Entry	[****]	[****]
Life Vests	[****]	[****]
Locator Transmitter	[****]	[****]
Cargo System			[****]
Containers ([****] lb ea.)		[****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

Total Standard and Operational Items Allowance
3    [****]
[****]
4    [****]

4.1    [****]
[****]
4.2    [****]
[****]
4.3    [****]
[****]
4.4    [****]
[****]
4.5    [****]
[****]
5    AIRCRAFT CONFIGURATION

5.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision F, "787 Airplane Configuration Specification", dated March 28, 2012, as amended by Addendum Document 787B1-4102-FAAL01, dated June 29, 2012, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

5.2    [****]
(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.
6    GUARANTEE CONDITIONS
6.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
6.2    The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.
6.3    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
6.4    The [****] and [****] guarantees, and the [****] of the mission guarantees are based on [****]
6.5    [****]
6.6    [****]
6.7    [****]
6.8    [****]

P.A. No. 3219
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

6.9    [****]
6.10    [****]
7    GUARANTEE COMPLIANCE
7.1    Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.
7.2    Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model [****]
7.3    [****]
7.4    [****]
7.5    [****]
7.6    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
7.7    Compliance with the guarantee for [****] Upon request, customer may review adjustment calculations.

P.A. No. 3219
AERO-B-BBA4-M12-0713	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08837
[****]

7.8    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8    EXCLUSIVE GUARANTEES
The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3219
AERO-B-BBA4-M12-0713	SS12-0343
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-08838
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:        [****]

Reference:        Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the [****] in Attachment A for 787-8. [****] Notwithstanding the provision of the [****] in Attachment A, Boeing and Customer will work together in good faith to communicate the [****] that will be offered [****].
1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08838
[****]		Page 1
BOEING PROPRIETARY

2.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,
THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	FEBRUARY 1, 2013
AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Corporate Development and Treasurer

P.A. No. 3219	SA-3	AAL-PA-3219-LA-08838
[****]		Page 2
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

[****]
FOR AMERICAN AIRLINES, INC.

SECTION    CONTENTS

1        AIRCRAFT MODEL APPLICABILITY

2        FLIGHT PERFORMANCE

3        [****]

4        [****]

5        AIRCRAFT CONFIGURATION

6        GUARANTEE CONDITIONS

7        GUARANTEE COMPLIANCE

8        EXCLUSIVE GUARANTEES

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
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Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the [****]) are applicable to the [****]

2	FLIGHT PERFORMANCE

2.1	[****]

2.1.1	The FAA approved [****]

2.1.2	The FAA approved [****]

2.1.3	The FAA approved [****]

2.1.4	The FAA approved [****]

2.2	[****]

The FAA approved [****]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [****] nautical miles in still air (representative of a Dallas to Tokyo route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[****]

Conditions and operating rules:

	Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

	Takeoff:	[****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

2.3.2    Mission Block Fuel
The block fuel for a stage length of [****] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:
[****]
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	[****]

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	[****]

Climb:	[****]

Cruise:	[****]

Descent:	[****]

Approach and Landing Maneuver:	[****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out: [****]

Takeoff and Climbout Maneuver: [****]

Approach and Landing Maneuver: [****]

Taxi-In (shall be consumed from the reserve fuel): [****]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [****]

[****]

2.3.3    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

2.3.4 Weight Summary—American Airlines

Pounds

Standard Model Specification MEW				[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]				[****]

[****]

[****]				[****]

[****]				[****]

[****]				[****]

[****]				[****]

[****]				[****]

[****]

Standard and Operational Items Allowance (Paragraph 2.3.5)				[****]

American Airlines [****]				[****]
	[****]	[****]	[****]

[****]			[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

2.3.5 Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[****]
Unusable Fuel			[****]
Oil			[****]
Oxygen Equipment			[****]
Portable Oxygen Bottles	[****]	[****]
Miscellaneous Equipment			[****]
First Aid Kits	[****]	[****]
Crash Axe	[****]	[****]
Megaphones	[****]	[****]
Flashlights	[****]	[****]
Smoke Goggles	[****]	[****]
Smoke Hoods	[****]	[****]
Galley Structure & Fixed Inserts (837 cu ft @ 4.7 lb/cu ft)			[****]
Operational Items Allowance				[****]
Crew and Crew Baggage			[****]
Flight Crew (Inc. Baggage) ([****] lb. ea.)	[****]	[****]
Cabin Crew (Inc. Baggage) ([****] lb. ea.)	[****]	[****]
Flight Crew Briefcase ([****] lb. ea.)	[****]	[****]
Catering Allowance & Removable Inserts: Atlantic Meal Service			[****]
Business Class	[****]	[****]
Economy Class	[****]	[****]
Tourist Class	[****]	[****]
Potable Water —[****]			[****]
Waste Tank Disinfectant			[****]
Emergency Equipment (Includes Over Water Equip.)			[****]
Slide Rafts: Main Entry	[****]	[****]
Life Vests	[****]	[****]
Locator Transmitter	[****]	[****]
Cargo System			[****]
Containers ([****] lb ea.)		[****]
Total Standard and Operational Items Allowance				[****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

3        [****]

        [****]

4        [****]

4.1        [****]

        [****]

4.2        [****]

        [****]

4.3        [****]

        [****]

4.4        [****]

        [****]

4.5        [****]

        [****]

5    AIRCRAFT CONFIGURATION
5.1    The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1-4102, Revision F,“787 Airplane Configuration Specification”, dated March 28, 2012, as amended by Addendum Document 787B1-4102-FAAL01, dated June 29, 2012, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

5.2    [****]
    (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
    (2) The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.
6    GUARANTEE CONDITIONS
6.1    All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.
6.2    The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-117, subject to the approval of the Federal Aviation Administration.
6.3    In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.
6.4    The [****] and [****] guarantees, and the [****] of the mission guarantees are based on [****]
6.5    [****]
6.6    [****]
6.7    [****]
6.8    [****]

P.A. No. 3219
AERO-B-BBA4-M12-0692	SS12-0343
BOEING PROPRIETARY

Attachment A to Letter Agreement
No. AAL-PA-3219-LA-08838
[****]

6.9    [****]
6.10    [****]
7    GUARANTEE COMPLIANCE
7.1    Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.
7.2    Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model [****]
7.3    [****]
7.4    [****]
7.5    [****]
7.6    The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.
7.7    Compliance with the guarantee for [****] Upon request, customer may review adjustment calculations.
7.8    Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.
8    EXCLUSIVE GUARANTEES
    The only [****] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3219	SS12-0343
AERO-B-BBA4-M12-0692
BOEING PROPRIETARY